John Hancock Funds II

International Strategic Equity Allocation Fund

Strategic Equity Allocation Fund

U.S. Sector Rotation Fund (collectively, the funds)

Supplement dated April 27, 2020 to the current NAV prospectus (the prospectus), as may be supplemented

Effective immediately, Matthew Murphy is added as a portfolio manager of the funds. Matthew Murphy and Nathan Thooft are jointly and primarily responsible for the day-to-day management of each fund’s portfolio.

Accordingly, the following supplements and restates in its entirety the portfolio manager information in the “Fund summary” section of the prospectus for International Strategic Equity Allocation Fund and U.S. Sector Rotation Fund under the heading “Portfolio management”:

Matthew Murphy, CFA Director and Portfolio Manager Managed the fund since 2020	Nathan Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2016

In conjunction with the above, the following supplements and restates in its entirety the portfolio manager information in the “Fund summary” section of the prospectus for Strategic Equity Allocation Fund under the heading “Portfolio management”:

Matthew Murphy, CFA Director and Portfolio Manager Managed the fund since 2020	Nathan Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2013

Additionally, Mr. Murphy is added to the portfolio manager information in the “Subadvisory arrangements and management biographies” section of the prospectus under the heading “Manulife Investment Management (US) LLC.” Mr. Murphy is now listed as a Portfolio Manager of each of the funds and his biography is added as follows:

Matthew Murphy, CFA
•	Director and Portfolio Manager
•	Joined the subadvisor in 2009
•	Managed the fund since 2020

You should read this supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II

International Strategic Equity Allocation Fund

Strategic Equity Allocation Fund

U.S. Sector Rotation Fund (collectively, the funds)

Supplement dated April 27, 2020 to the current Statement of Additional Information (the SAI), as may be supplemented

Effective Immediately, Matthew Murphy is added as a portfolio manager of the funds. Matthew Murphy and Nathan Thooft are jointly and primarily responsible for the day-to-day management of each fund’s portfolio.

Accordingly, the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Manulife Investment Management (US) LLC (Manulife IM (US)), is revised and restated as follows for the funds.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at Manulife IM (US) who are jointly and primarily responsible for the day-to-day management of the stated funds’ portfolios (or portion thereof).

Fund	Portfolio Managers
International Strategic Equity Allocation Fund, Strategic Equity Allocation Fund, and U.S. Sector Rotation Fund	Nathan Thooft, CFA and Matthew Murphy, CFA

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he manages and similarly managed accounts.

The following table reflects information as of March 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Matthew Murphy, CFA	0	$0	0	$0	0	$0
Nathan W. Thooft, CFA	57	$62,743	20	$8,605	5	$132

The portfolio managers listed above do not manage accounts that pay fees based upon performance.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of March 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Only those portfolio managers that owned shares of a Fund and/or shares of similarly manager accounts are shown.

Portfolio Manager	Dollar Range of Shares Owned[1]
Matthew Murphy, CFA	None
Nathan W. Thooft, CFA	None

1 As of March 31, 2020, neither Mr. Murphy nor Mr. Thooft beneficially owned shares of the funds.

You should read this supplement in conjunction with the SAI and retain it for future reference.